UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2025
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Departure of Executive Officer

On July 25, 2025, Victoria Hay departed as Interim Chief Financial Officer of the Company. Mrs. Hay will continue to provide services to the company through Flexible Consulting LLC.

Appointment of Chief Financial Officer

On July 25, 2025, the Board appointed Jimena Begaries as the Interim Chief Financial Officer and principal accounting officer of the Company. Ms. Begaries, 43, is a finance services consultant with Flexible Consulting LLC, and has been providing services to the Company since April 2025. Prior to joining Flexible Consulting she held a number of positions in the finance department of Weatherford International (NASDAQ: WFRD) from 2004 through April 2025, including positions as North America Offshore Operational Controller from December 2021 to April 2025 and Director of Consolidations and Internal Reporting from April 2019 to November 2021. Ms. Begaries is fluent in Spanish, and her experience includes assignments in Argentina and Dubai. Ms. Begaries holds a BS degree in Business and Economics from Lehigh University, and an MBA from Pontificia Universidad Catolica Argentina.

Ms. Begaries, through Flexible Consulting, LLC, will receive cash compensation of $22,000 per month and up to $1,000 per month of expense reimbursement. There is no arrangement or understanding between Ms. Begaries and any other person pursuant to which she was to be selected as an officer and there is no family relationship between Ms. Begaries and any of the Company’s directors, executive officers, or any person nominated or chosen by the Company to become a director or executive officer.

Item 7.01. Regulation FD Disclosure.

On July 28, 2025, the Company issued a press release announcing the appointment of Ms. Begaries. The press release is attached hereto and furnished as Exhibit 99.1 to this Current Report.

The information provided in this Item 7.01, including the accompanying Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release dated July 28, 2025

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2025	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel